Exhibit 99.1

 Cautionary Forward-Looking Statements  This presentation is for informational purposes only and does not purport to include a complete discussion of the topics mentioned and should not be relied upon as a basis for making an investment decision in the Company’s securities. This presentation also includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements often include words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions, but the absence of such words or expressions does not mean a statement is not forward-looking. These forward‑looking statements are subject to risks and uncertainties, including those identified below, which could cause actual future results to differ materially from historical results or from those anticipated or implied by such statements. The following factors, among others, could cause future results to differ materially from historical results or from those indicated by forward‑looking statements included in this press release: (1) the level of demand for mortgage and commercial loans, which is affected by such external factors as general economic conditions, market interest rate levels, tax laws, and the demographics of our lending markets; (2) the direction and magnitude of changes in interest rates and the relationship between market interest rates and the yield on our interest‑earning assets and the cost of our interest‑bearing liabilities; (3) the rate and amount of loan losses incurred and projected to be incurred by us, increases in the amounts of our nonperforming assets, the level of our loss reserves and management’s judgments regarding the collectability of loans; (4) changes in the regulation of lending and deposit operations or other regulatory actions, whether industry-wide or focused on our operations, including increases in capital requirements or directives to increase allowances for credit losses or make other changes in our business operations; (5) legislative or regulatory changes, including those that may be implemented by the current administration in Washington, D.C. and the Federal Reserve; (6) possible adverse rulings, judgments, settlements and other outcomes of litigation; (7) actions undertaken by both current and potential new competitors; (8) the possibility of adverse trends in property values or economic trends in the residential and commercial real estate markets in which we compete; (9) the effect of changes in economic conditions; (10) the effect of geopolitical uncertainties; (11) the impact of health crises on our future financial condition and operations; (12) the impact of any volatility in the banking sector due to the failure of certain banks due to high levels of exposure to liquidity risk, interest rate risk, uninsured deposits and cryptocurrency risk; and (13) other risks and uncertainties. All such factors are difficult to predict and are beyond our control. Additional factors that could cause results to differ materially from those described above can be found in our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K or other filings made with the SEC and are available on our website at http://www.cityfirstbank.com and on the SEC’s website at http://www.sec.gov.      Forward-looking statements in this presentation speak only as of the date they are made, and we undertake no obligation, and do not intend, to update these forward-looking statements to reflect events or circumstances occurring after the date of this presentation, except to the extent required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.  2

 OVERVIEW OF PRESENTATION  Performance Summary of 2023  Who We Are  Our Business Strategy  3  Update for Q1 2024  Balance Sheet Update

 WHO WE ARE  Largest African American-led Minority Depository Institution in the U.S.     4  Our Bank Holding Company is Broadway Financial Corporation (“Broadway”)  A Delaware Public Benefit Corporation striving to improve the economic health of the low-to-moderate (“LMI”)* income communities that we serve  A SEC registrant whose Class A voting shares are publicly traded on the NASDAQ Capital Market under the symbol “BYFC”  We operate through our 100%-owned subsidiary, City First Bank, National Association (“City First”)  A nationally chartered bank serving urban markets in the Washington D.C. Metro area and Southern California  A Minority Depository Institution (MDI) and Community Development Financial Institution (CDFI  Market leader in mission focused banking  Over $1.37 billion in total depository assets as of March 31, 2024  $616 million, or 72%, of our originations since the start of 2021 were mission focused  $281 million in equity capital, providing capital for growth and resiliency in a recession

 This purpose drives our business strategy  OUR DIFFERENTIATED PURPOSE  Broadway is one of two publicly traded public benefit corporations in the financial services industry  “The corporation will focus on the low- and moderate-income urban communities served in ways that are efficient and profitable, that increase access to credit and capital for individuals and institutions located therein, and that improve the economic health of the communities located therein.” *  We believe that with the intentional, disciplined, and targeted provision of capital focused on beneficial results we can create, support, and champion economic opportunity for people in underserved communities.  Our objective is to reduce the large racial wealth gap by prudently deploying capital to increase affordable housing, grow minority-owned businesses, and develop facilities and enterprises offering high quality education and other social services in LMI urban and minority communities.  * Excerpt from the Broadway Financial Corporation Certificate of Incorporation  To deliver transformative impact in underserved urban communities   5

 OUR BUSINESS STRATEGY  District of Columbia, Baltimore and their surrounding communities, The counties of Los Angeles, Ventura, Riverside, Orange, San Diego, San Bernardino and Santa Barbara, California  Multifamily Affordable Housing  Nonprofit   Small Business  Targeted lending customer segments  Targeted geographic markets   We leverage the unique co-lending capabilities of our nonprofit ONE City First partners, such as City First Enterprises, to fulfill equity requirements, expand LTV and coverage for otherwise qualified and mission aligned customers serving minority and LMI communities.  Leveraging ONE City First partner relationships to deepen and scale our impact  Facilities & Enterprise  Investment & Development  6

 TARGETED LENDING CUSTOMER SEGMENTS  Focus on financing smaller multi-family properties with loans generally ranging from $500K to $6 million for properties with 5 – 50 units  Large banks have difficulty originating and servicing this segment  * Market rate but affordable to LMI households  Multi-family affordable housing  Nonprofit finance  Small business finance  Demand is extremely high for the creation and preservation of affordable housing and strong public sector support for continued expansion of affordable housing in our urban markets  Projects include naturally occurring* affordable housing and affordable housing development including public sector blended finance support  Supporting experienced investors, nonprofit developers, and minority owner/operator  Primarily lending for the acquisition and development of community facilities providing necessary social services, including healthcare, education, housing, and healthy food access  Specialized expertise in Charter School facility financing   Focus on owner-occupied facilities and minority business owners  7

 PERFORMANCE SUMMARY OF 2023  8

 2023 PERFORMANCE SUMMARY  * Merger was completed on April 1, 2021  $000s  2021*  2022  2023  Total Interest Income  % Change  $24,272  $36,269   46.5%  $47,228   30.2%  Total Interest Expense   % Change  $3,749  $3,409   -9.1%  $17,766   421.1%  Net Interest Income After Provisions   % Change  $20,827  $31,863   53.0%  $28,529   -10.5%  Net Income (Loss) Attributable to BYFC  % Change  $(4,040)  $5,636   N/A  $4,514   -19.9%  Non-recurring costs (Pre-tax):  Merger  Data Conversion  $5,600  $2,400  $ -  $ -  $ -  $ -  9

 Profitable every quarter in 2023  Increased total interest income by 30.2% in 2023, compared to 2022   Total interest income has grown every quarter since the Merger on April 1, 2021  Grew net loan portfolio by 14.6%, or $112.4 million, during 2023  Originated over $162 million of loans during 2023, increasing net loans to $880 million  Maintained pristine asset quality  Minimal NPLs and no real estate owned from foreclosures as of December 31, 2023  Adopted ASU 326 for estimating credit losses on loans and securities  Changeover to “CECL” from “ALLL” increased loan reserves by $1.8 million and reduced retained earnings by $1.3 million  ACHIEVEMENTS IN 2023   10

 Repurchased almost 245,000 voting shares from the FDIC on October 31, 2023  Shares represented almost 4% of our voting stock, or the fifth largest voting position  Obtained by the FDIC when it was appointed receiver for First Republic Bank   Completed a reverse stock split on November 1, 2023  Eliminated costs associated with notices from Nasdaq regarding minimum bid price  Created a higher post-split price, enhancing the appeal of our stock for investors  Rebuilt our deposit base after fallout from higher interest rates implemented by the Federal Reserve and the resulting bank failures  Increased deposits by over $36 million in the second half of 2023, bringing total deposits at year end to 99.4% of the balance of deposits at the beginning of the year  ACHIEVEMENTS IN 2023   (Cont’d)  11

 Continued advancing our mission. During 2023, we deployed $202 million in capital, with 68% in mission lending, including:  $103 million was lent in LMI communities  $92 million in loans for affordable housing, creating or preserving 553 units of affordable housing   $18 million in loans to nonprofits, supporting an additional 620 community members served through community facility financing  $36 million in loans to small businesses retaining or creating 204 jobs   $30 million in loans supported 12 minority owned or led organizations  $23 million in loans supported 7 African American owned or led organizations  $17 million in green lending to the LMI communities we serve  Officially recertified as a BCorp effective March 31, 2023  City First Bank received a finalized score of 130.3 in 2023, minimum requirement for certification is 80  ACHIEVEMENTS IN 2023   (Cont’d)  12

 While preparing the financial statements for the 3rd quarter of 2023, we discovered that certain controls over financial reporting were not performing as expected, evidencing material weaknesses in controls  Certain previously unrecorded adjustments to various accounts were identified  Pertained to prior periods and involved certain general ledger account reconciliations  The adjustments were immaterial to both current and prior periods, so no amendments to previously filed reports were warranted  Totaled $8 thousand, net of taxes, increasing net income for the third quarter of 2023  Management responded vigorously to the weaknesses in controls and retained an independent third party to review certain related matters  The Company has begun strengthening certain controls regarding general ledger account reconciliations, related supporting documentation requirements, month-end closing procedures, and managerial oversight  Also, the Company has hired senior officers with experience in financial reporting and control procedures to enhance the design of control procedures, improve the effectiveness of implemented controls, and ensure that accounting staff are appropriately trained  INTERNAL CONTROL REVIEW   13

 UPDATE FOR Q1 2024  14

 2024 PERFORMANCE SUMMARY  $000s  Q12023  Q12024  Total Interest Income  % Change  $11,174     $14,793   32.4%  Total Interest Expense   % Change  $2,900     $7,269   150.7%  Net Interest Income After Provisions   % Change  $8,186  $7,264   -11.3%  Net Income (Loss) Attributable to BYFC  % Change  $1,573     $(164)   N/A  Non-recurring costs (Pre-tax):  Investigate internal controls  $ -  $ 695  15

 ACHIEVEMENTS IN Q1 2024   Grew total interest income by 32.4% in Q1 2024, compared to Q1 2023   Increased net loan portfolio by 5.2%, or $46.0 million, in Q1 2024, compared to December 31, 2023  Net portfolio was $926 million as of March 31, 2024  Increased net portfolio 19.4%, or $150.4 million, compared to March 31, 2023, and 43.7% since the investment by the U.S. Treasury of $150 million in June 2022  We are strengthening our controls, and financial and accounting team in response to identified weaknesses  Profitable, excluding non-recurring costs for investigating internal control weaknesses  Maintained pristine asset quality  Conducted an extensive review of internal controls for financial reporting and disclosure  $60 million was lent in LMI communities  $25 million in loans for affordable housing, creating or preserving 541 units of affordable housing   $38 million in loans to nonprofits, supporting an additional 1,250 community members served through community facility financing  $38 million in loans supported 4 minority owned or led organizations  $28 million in loans supported 3 African American owned or led organizations  Continued advancing our mission. During the 1st quarter of 2024, we deployed $81 million in new loans with 78% in mission lending:  16

 Increased 9.5%, or over $31 million   Total Liquidity  Increased 57.9%, or over $342 million   Total Loans  Increased 291.7%, or over $11 million   Total Quarterly Interest Income  Increased 43.5%, or over $415 million   Total Assets   Increased 229.6%, or over $195 million   Stockholders’ Equity  GROWTH SINCE MERGER*   * Numbers and percentages based on consolidated balances as of March 31, 2024, compared to pro forma consolidated balances as of March 31, 2021, the day prior to the closing of the Merger of Broadway and CFBanc Corporation  17

 We have improved our business model since the Merger; quarterly interest income has increased 292% since the Merger and 32.4% in Q1 2024 over Q1 2023  * Merger was completed on April 1, 2021  GROWING REVENUE STREAM*  18

 * Merger was completed on April 1, 2021. The increase in the cost of funds since the end of the 2nd Qtr. of 2022 reflects the higher rates paid on deposits and borrowings after the Federal Reserve started raising rates in March of 2022  The Merger allowed us to improve our funding mix, which lowered the Bank’s interest expense prior to rate increases implemented by the Federal Reserve   BUT HIGHER COST OF FUNDS*  19

 DRIVEN BY HIGHER FED FUND RATES  20

 * Merger was completed on April 1, 2021  Our net interest margin increased 30.4% during 2022 as we captured opportunities to improve our asset utilization created by the Merger, but has been impacted subsequently by the rate increases implemented by the Federal Reserve   WHICH HAS SQUEEZED NET INTEREST MARGIN*  21

 * Merger was completed on April 1, 2021; non-recurring items include: costs of $695 K investigating internal control weaknesses (Q1 24); $4.1 MM of income from two awards from the U.S. Treasury (Q4 23); & costs of $2 MM for data conversion (Q4 21)  Improvements in our profits and eps have been impacted by non-recurring items and the increases in interest rates implemented by the Federal Reserve  AND QUARTERLY PROFITS*   22

 * Merger was completed on April 1, 2021  The rate increases implemented by the Federal Reserve impacted the banking industry’s deposits, which required us to adapt to rebuild lower-cost deposits  WE CONTINUE TO REBUILD OUR DEPOSITS*  23

 AND IMPROVE OUR OPERATING LEVERAGE   We are realizing benefits from our investments in personnel and infrastructure  24

 ENHANCED SENIOR MANAGEMENT TEAM  Loan originations  Underwriting  Credit analysis, review, and administration   Deposit gathering  Bank operations  And other areas  Since early 2023 we have been investing in our people and recruiting experienced senior officers to expand our capabilities and manage growth. Recent hires include:  Zach Ibrahim, Executive Vice President and Chief Financial Officer  Elizabeth Sur, Executive Vice President, General Counsel, and Chief Risk Officer  Elise Adams, Senior Vice President and Chief Accounting Officer  Gary Castellaw, Senior Vice President and Corporate Treasurer  In addition, we have hired managers and staff to fill various positions.   Recent hires include:   25

 BALANCE SHEET UPDATE  26

 Million in total equity or 20.5% of total assets of $1.37 billion  Millions in total liquidity (including borrowing capacity), representing 26.4% of total assets  Core* deposits ratio on total deposits of $695 million  Community Bank Leverage ratio  Non-accrual loan for approximately $400 thousand  27  STRONG BALANCE SHEET AS OF MARCH 31, 2024  $281  13.65%  One  $361.7  77.7%  * Core deposits are total deposits less certificates of deposit  We have capital to grow, capture economies of scale, and persevere in a recession

 Total Liquidity  Cash and Equivalents  Securities available for sale  Less: Pledges  Available securities for credit at Federal Reserve  $67,122  $293,243  (173,835)  119,408  Subtotal  186,530  Available credit at FHLB  165,170  Other bank lines of credit  10,000  Total Liquidity  $361,701  Uninsured Deposits (excluding affiliates)  (210,941)  $150,760  Excess Liquidity over Uninsured Deposits  LIQUIDITY AS OF MARCH 31, 2024  28

 ($000s)  Cash and Equivalents, plus securities  $ 360,365  Debt  Deposits  $ 695,494  Securities sold under agreements to repurchase  71,681  FHLB advances  209,280  Bank Term Funding Program borrowing  100,000  Other borrowings-note payable repaid in Q1 2024   -  Total Debt   1,076,455  281,292  Total stockholders' equity  CAPITALIZATION AS OF MARCH 31, 2024  Stockholder’s Equity  Non-Cumulative Redeemable Perpetual Preferred Stock, Series C   150,000  Common Stock-Class A, B, and C, plus add’I paid in capital  142,746  Retained Earnings  12,388  (14,096)  Accumulated other comprehensive (loss) gain  Unearned ESOP shares and treasury stock   (9,746)  Total Capitalization  $1,357,747  29  * Broadway had mark-to-market losses of $571 thousand, net of taxes, in the 1st quarter of 2024. The Company had total net gains were $3.9 million, net of taxes, during 2023, compared to net losses of $16.9 million, net of taxes, during 2022

 DEPOSIT MIX CHANGE   30

 5  INSURED SAVINGS FOR IMPACT INVESTORS  CDARs (Certificate of Deposit Account Registry Service) in conjunction with our City First Money Market Accounts of $250,000  Offers competitive rates and provides optimal liquidity  Funds > $250K are invested weekly in CDs of short duration, or laddered maturities from four weeks to five years  We offer savings products with insurance beyond the FDIC limit through two programs offered by IntraFi:  These products allow us to have a low percentage of uninsured deposits  ICS (Insured Cash Sweep) places excess cash balances in demand accounts, money market deposit accounts, or both for depositors focused on savings (non-CDs)  Offers the options of unlimited program withdrawals or up to six program withdrawals per month  Only 26.6% of total deposits, excluding deposits from affiliates, as of December 31, 2023  31

 WE ARE INTENTLY FOCUSED ON:  Growing deposits and fee income (non-interest income)  Investing in our employees and overall talent pool  Enhancing internal controls  Expanding revenue through improved offerings  Creating economic opportunities to improve the communities that we serve  32

 INVESTMENT PLATFORM FOR IMPACT INVESTORS  Largest African-American-led MDI in the U.S.   Bicoastal footprint with operations in Washington, D.C. and Los Angeles  Publicly traded common stock, trading at a steep discount to tangible book value  Quality loan and investment portfolios, with an “Outstanding” CRA rating  Over $1.37 billion in depository assets as of March 31, 2024  Growing with opportunities to further improve margins, ROA, and ROE  Demonstrated potential to leverage community development and lending activities of our nonprofit ONE City First partners: City First Enterprises, City First Homes, and City First Foundation  Strong track record of investment and impact in our local communities  Strong mission governance and measurement: MDI, CDFI, BCorp, GABV*, and Delaware Public Benefit Corporation  We are a leading national investment platform for impact investors and depositors  Proven ability to attract long-term partners and deliver on low-cost mission aligned funding  * Global Alliance for Banking on Values is a network of independent banks using finance to deliver sustainable economic, social, and environmental development  33